Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 17 – SUBSEQUENT EVENTS

On August 12, 2024, the Company issued an aggregate of 120,000 common shares to directors under the 2022 Share Incentive Plan.

On August 30, 2024, the Company entered into a securities purchase agreement with certain purchasers, in connection with the issuance and sale of an aggregate of 14,095,200 Class A Shares of the Company at $1.38 per share for an aggregate of purchase price of $19,451,376. On the same day, the parties closed the Private Placement. The Company intends to use the net proceeds from the Private Placement for future mergers and acquisitions and working capital purposes.

On August 30, 2024, the Company engaged Jaash Investment Limited, a company organized under the laws of Hong Kong (the “Financial Advisor”), for consulting services in connection with the Private Placement and agreed to issue 1,268,568 Class A Shares to the Financial Advisor as consideration for its services within 5 business days after the closing of the Private Placement. The 1,268,568 Class A Shares were issued on the closing date of the Private Placement.

The Company has evaluated the impact of events that have occurred subsequent to June 30, 2024, through the issuance date of the unaudited condensed consolidated financial statement and concluded that no material subsequent events other than the above have occurred that would require recognition in the unaudited condensed consolidated financial statements or disclosure in the notes to the unaudited condensed consolidated financial statements.